UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2017

Non-Invasive Monitoring Systems, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-13176	59-2007840
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., Miami, Florida	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	305-575-4200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

See Item 2.03.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Sixth Amendment to Note and Security Agreement

On July 20, 2017, Non-Invasive Monitoring Systems, Inc. (“NIMS”) entered into the Sixth Amendment (the “Fifth Amendment”) to the Note and Security Agreement dated as of March 31, 2010, as amended (the “Note and Security Agreement”) with HSU Gamma Investments, L.P. (“HSU Gamma”), an entity controlled by NIMS’ Chairman of the Board and Interim Chief Executive Officer, Dr. Hsiao, and Frost Gamma Investments Trust, a trust controlled by Dr. Phillip Frost, which beneficially owns in excess of 10% of our common stock (collectively, the “Lenders”). Pursuant to the terms of the Note and Security Agreement, the Lenders granted NIMS a revolving credit line (the “Revolver”) in the aggregate amount of $1,000,000. The Sixth Amendment extended the maturity date of the Revolver from July 31, 2017 until July 31, 2018. As of the date of the Sixth Amendment, NIMS had drawn down $1,000,000 under the Note and Security Agreement. The Sixth Amendment did not amend any other terms of the Note and Security Agreement.

The foregoing is only a brief summary of the Sixth Amendment and does not purport to be complete. Please refer to the Sixth Amendment, which is attached as Exhibit 10.1 for its full terms.

Third Amendment to Marie Wolf Note

On July 20, 2017, NIMS entered into the Third Amendment to that certain Promissory Note dated September 12, 2011 in the principal amount of $50,000.00 with Marie Wolf (the “Wolf Note”). The maturity date on the Wolf Note was amended from July 31, 2017 until July 31, 2018. No other provisions of the Wolf Note were amended.

The foregoing is only a brief summary of the Third Amendment to the Wolf Note and does not purport to be complete. Please refer to the Third Amendment to the Wolf Note, which is attached as Exhibit 10.2 for its full terms.

Third Amendment to Frost Gamma Investments Trust Note

On July 20, 2017, NIMS entered into the Third Amendment to that certain Promissory Note dated September 12, 2011 in the principal amount of $50,000.00 with Frost Gamma Investments Trust (the “2011 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, which beneficially owns in excess of 10% of our common stock. The maturity date on the 2011 Frost Gamma Note was amended from July 31, 2017 until July 31, 2018. No other provisions of the 2011 Frost Gamma Note were amended.

The foregoing is only a brief summary of the Third Amendment to the 2011 Frost Gamma Note and does not purport to be complete. Please refer to the Third Amendment to the 2011 Frost Gamma Note, which is attached as Exhibit 10.3 for its full terms.

Third Amendment to Hsu Gamma Investments Note

On July 20, 2017, NIMS entered into the Third Amendment to that certain Promissory Note dated May 30, 2012 in the principal amount of $50,000.00 with Hsu Gamma, an entity controlled by NIMS’ Chairman of the Board and Interim Chief Executive Officer, Dr. Jane Hsiao (the “2012 Hsu Gamma Note”). The maturity date on the 2012 Hsu Gamma Note was amended from July 31, 2017 until July 31, 2018. No other provisions of the 2012 Hsu Gamma Note were amended.

The foregoing is only a brief summary of the Third Amendment to the 2012 Hsu Gamma Note and does not purport to be complete. Please refer to the Third Amendment to the 2012 Hsu Gamma Note, which is attached as Exhibit 10.4 for its full terms.

Third Amendment to 2013 Hsiao Note

On July 20, 2017, NIMS entered into the Third Amendment to that certain Promissory Note dated February 22, 2013 in the principal amount of $50,000.00 with Dr. Jane Hsiao, NIMS’ Chairman of the Board and Interim Chief Executive Officer (the “2013 Hsiao Note”). The maturity date on the 2013 Hsiao Note was amended from July 31, 2017 until July 31, 2018. No other provisions of the 2013 Hsiao Note were amended.

The foregoing is only a brief summary of the Third Amendment to the 2013 Hsiao Note and does not purport to be complete. Please refer to the Third Amendment to the 2013 Hsiao Note, which is attached as Exhibit 10.5 for its full terms.

Second Amendment to 2014 Hsiao Note

On July 20, 2017, NIMS entered into the Second Amendment to that certain Promissory Note dated September 24, 2014 in the principal amount of $50,000.00 with Dr. Jane Hsiao, NIMS’ Chairman of the Board and Interim Chief Executive Officer (the “2014 Hsiao Note”). The maturity date on the 2014 Hsiao Note was amended from July 31, 2017 until July 31, 2018. No other provisions of the 2014 Hsiao Note were amended.

The foregoing is only a brief summary of the Second Amendment to the 2014 Hsiao Note and does not purport to be complete. Please refer to the Second Amendment to the 2014 Hsiao Note, which is attached as Exhibit 10.6 for its full terms.

Second Amendment to February 2015 Hsiao Note

On July 20, 2017, NIMS entered into the Second Amendment to that certain Promissory Note dated February 2, 2015 in the principal amount of $50,000.00 with Dr. Jane Hsiao, NIMS’ Chairman of the Board and Interim Chief Executive Officer (the “February 2015 Hsiao Note”). The maturity date on the February 2015 Hsiao Note was amended from July 31, 2017 until July 31, 2018. No other provisions of the February 2015 Hsiao Note were amended.

The foregoing is only a brief summary of the Second Amendment to the February 2015 Hsiao Note and does not purport to be complete. Please refer to the Second Amendment to the February 2015 Hsiao Note, which is attached as Exhibit 10.7 for its full terms.

Second Amendment to Frost Gamma Investments Trust Note

On July 20, 2017, NIMS entered into the Second Amendment to that certain Promissory Note dated April 16, 2015 in the principal amount of $100,000.00 with Frost Gamma Investments Trust (the “April 2015 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, which beneficially owns in excess of 10% of our common stock. The maturity date on the April 2015 Frost Gamma Note was amended from July 31, 2017 until July 31, 2018. No other provisions of the April 2015 Frost Gamma Note were amended.

The foregoing is only a brief summary of the Second Amendment to the April 2015 Frost Gamma Note and does not purport to be complete. Please refer to the Second Amendment to the April 2015 Frost Gamma Note, which is attached as Exhibit 10.8 for its full terms.

First Amendment to Frost Gamma Investments Trust Note

On July 20, 2017, NIMS entered into the First Amendment to that certain Promissory Note dated August 12, 2015 in the principal amount of $25,000.00 with Frost Gamma Investments Trust (the “August 2015 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, which beneficially owns in excess of 10% of our common stock. The maturity date on the August 2015 Frost Gamma Note was amended from July 31, 2017 until July 31, 2018. No other provisions of the August 2015 Frost Gamma Note were amended.

The foregoing is only a brief summary of the First Amendment to the August 2015 Frost Gamma Note and does not purport to be complete. Please refer to the First Amendment to the August 2015 Frost Gamma Note, which is attached as Exhibit 10.9 for its full terms.

First Amendment to Frost Gamma Investments Trust Note

On July 20, 2017, NIMS entered into the First Amendment to that certain Promissory Note dated October 27, 2015 in the principal amount of $50,000.00 with Frost Gamma Investments Trust (the “October 2015 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, which beneficially owns in excess of 10% of our common stock. The maturity date on the 2015 Frost Gamma Note was amended from July 31, 2017 until July 31, 2018. No other provisions of the October 2015 Frost Gamma Note were amended.

The foregoing is only a brief summary of the First Amendment to the October 2015 Frost Gamma Note and does not purport to be complete. Please refer to the First Amendment to the October 2015 Frost Gamma Note, which is attached as Exhibit 10.10 for its full terms.

First Amendment to October 2015 Hsiao Note

On July 20, 2017, NIMS entered into the First Amendment to that certain Promissory Note dated October 27, 2015 in the principal amount of $50,000.00 with Dr. Jane Hsiao, NIMS’ Chairman of the Board and Interim Chief Executive Officer (the “October 2015 Hsiao Note”). The maturity date on the October 2015 Hsiao Note was amended from July 31, 2017 until July 31, 2018. No other provisions of the October 2015 Hsiao Note were amended.

The foregoing is only a brief summary of the First Amendment to the October 2015 Hsiao Note and does not purport to be complete. Please refer to the First Amendment to the October 2015 Hsiao Note, which is attached as Exhibit 10.11 for its full terms.

First Amendment to Frost Gamma Investments Trust Note

On July 20, 2017, NIMS entered into the First Amendment to that certain Promissory Note dated June 1, 2016 in the principal amount of $100,000.00 with Frost Gamma Investments Trust (the “2016 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, which beneficially owns in excess of 10% of our common stock. The maturity date on the 2016 Frost Gamma Note was amended from July 31, 2017 until July 31, 2018. No other provisions of the 2016 Frost Gamma Note were amended.

The foregoing is only a brief summary of the First Amendment to the 2016 Frost Gamma Note and does not purport to be complete. Please refer to the First Amendment to the 2016 Frost Gamma Note, which is attached as Exhibit 10.12 for its full terms.

First Amendment to 2016 Hsiao Note

On July 20, 2017, NIMS entered into the First Amendment to that certain Promissory Note dated June 1, 2016 in the principal amount of $100,000.00 with Dr. Jane Hsiao, NIMS’ Chairman of the Board and Interim Chief Executive Officer (the “2016 Hsiao Note”). The maturity date on the 2016 Hsiao Note was amended from July 31, 2017 until July 31, 2018. No other provisions of the 2016 Hsiao Note were amended.

The foregoing is only a brief summary of the First Amendment to the 2016 Hsiao Note and does not purport to be complete. Please refer to the First Amendment to the 2016 Hsiao Note, which is attached as Exhibit 10.13 for its full terms.

First Amendment to Frost Gamma Investments Trust Note

On July 20, 2017, NIMS entered into the First Amendment to that certain Promissory Note dated April 6, 2017 in the principal amount of $50,000.00 with Frost Gamma Investments Trust (the “2017 Frost Gamma Note”), a trust controlled by Dr. Phillip Frost, which beneficially owns in excess of 10% of our common stock. The maturity date on the 2017 Frost Gamma Note was amended from July 31, 2017 until July 31, 2018. No other provisions of the 2017 Frost Gamma Note were amended.

The foregoing is only a brief summary of the First Amendment to the 2017 Frost Gamma Note and does not purport to be complete. Please refer to the First Amendment to the 2017 Frost Gamma Note, which is attached as Exhibit 10.14 for its full terms.

First Amendment to Hsu Gamma Investments Note

On July 20, 2017, NIMS entered into the First Amendment to that certain Promissory Note dated April 6, 2017 in the principal amount of $50,000.00 with Hsu Gamma, an entity controlled by NIMS’ Chairman of the Board and Interim Chief Executive Officer, Dr. Jane Hsiao (the “2017 Hsu Gamma Note”). The maturity date on the 2017 Hsu Gamma Note was amended from July 31, 2017 until July 31, 2018. No other provisions of the 2017 Hsu Gamma Note were amended.

The foregoing is only a brief summary of the First Amendment to the 2017 Hsu Gamma Note and does not purport to be complete. Please refer to the First Amendment to the 2017 Hsu Gamma Note, which is attached as Exhibit 10.15 for its full terms.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Sixth Amendment dated July 20, 2017 to Note and Security Agreement of Non-Invasive Monitoring Systems, Inc. in favor of HSU Gamma Investments, L.P. and Frost Gamma Investments Trust, dated March 31, 2010.

10.2 Third Amendment dated July 20, 2017 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated September 12, 2011.

10.3 Third Amendment dated July 20, 2017 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Marie Wolf, dated September 12, 2011.

10.4 Third Amendment dated July 20, 2017 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Hsu Gamma Investments, L.P., dated May 30, 2012.

10.5 Third Amendment dated July 20, 2017 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Dr. Jane Hsiao, dated February 22, 2013.

10.6 Second Amendment dated July 20, 2017 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Dr. Jane Hsiao, dated September 24, 2014.

10.7 Second Amendment dated July 20, 2017 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Dr. Jane Hsiao, dated February 2, 2015.

10.8 Second Amendment dated July 20, 2017 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated April 16, 2015.

10.9 First Amendment dated July 20, 2017 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated August 12, 2015.

10.10 First Amendment dated July 20, 2017 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated October 27, 2015.

10.11 First Amendment dated July 20, 2017 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Dr. Jane Hsiao, dated October 27, 2015.

10.12 First Amendment dated July 20, 2017 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated June 1, 2016.

10.13 First Amendment dated July 20, 2017 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Dr. Jane Hsiao, dated June 1, 2016.

10.14 First Amendment dated July 20, 2017 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Frost Gamma Investments Trust, dated April 6, 2017.

10.15 First Amendment dated July 20, 2017 to Promissory Note of Non-Invasive Monitoring Systems, Inc. in favor of Hsu Gamma Investments, L.P., dated April 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Non-Invasive Monitoring Systems, Inc.

July 26, 2017	By:	/s/ James J. Martin
	Name:	James J. Martin
	Title:	Chief Financial Officer